UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

NORTH PENN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51234	20-1882440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton		18503-1692
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (570) 344-6113

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure;

Press Release

On May 4, 2005, Frederick L. Hickman, President and Chief Executive Officer of North Penn Bancorp, Inc. and North Penn Bank, announced depositor approval of Plan of MHC Reoganization and conclusion of the subscription and community offering portion of the stock offering .

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release announcing approval of Plan of MHC Reorganization and conclusion of the subscription and community offering portion of stock offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PENN BANCORP, INC.

Dated:	April 21, 2005	By:	/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer